EQ ADVISORS TRUSTSM

SUPPLEMENT DATED OCTOBER 31, 2011 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2011, as supplemented of EQ Advisors Trust (“Trust”) regarding the EQ/JPMorgan Value Opportunities Portfolio. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the EQ/JPMorgan Value Opportunities Portfolio (“Portfolio”) of the Trust.

Information Regarding

EQ/JPMorgan Value Opportunities Portfolio

Kelly B. Miller, CFA of J.P. Morgan Investment Management Inc. (“JPMorgan”) no longer serves as a co-portfolio manager to the Portfolio.

Information regarding Kelly B. Miller in the “Who Manages the Portfolio – Adviser: J.P. Morgan Investment Management, Inc. – Portfolio Managers” section of the Prospectus is deleted in its entirety

Information regarding Kelly B. Miller contained in the “Management of the Trust – The Advisers – J. P. Morgan Investment Management Inc.” section of the Prospectus is deleted in its entirety.

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Information regarding Kelly B. Miller, CFA, contained in Appendix C – Portfolio Manager Information” section of the Statement of Additional Information with respect to the Portfolio is deleted in its entirety.

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